UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        March 31, 2005 (March 31, 2005)
                Date of report (Date of earliest event reported)

                             ALLEGHENY ENERGY, INC.
               (Exact name of registrant as specified in charter)

             Maryland                    1-267                 13-5531602
   (State or Other Jurisdiction     (Commission File         (IRS Employer
        of Incorporation)               Number)           Identification No.)

                800 Cabin Hill Drive
              Greensburg, Pennsylvania                    15601-1689
    (Address of principal executive of offices)           (Zip code)

       Registrant's telephone number, including area code: (724) 837-3000

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

         Allegheny Energy, Inc. is providing the annual audited financial statements and accompanying notes to the financial statements for Allegheny Energy Supply Company, LLC and West Penn Power Company to their respective lenders and has posted this information on the Allegheny Energy website at www.alleghenyenergy.com, in the financial information section.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALLEGHENY ENERGY, INC.


Dated:  March 31, 2005                 By:  /s/ Jeffrey D. Serkes
                                           ------------------------------------
                                       Name:  Jeffrey D. Serkes
                                       Title: Senior Vice President and
                                              Chief Financial Officer